Exhibit 23.3

              [GRAPHIC OMITTED][AMERICAN APRAISAL ASSOCIATES LOGO]

                            411 East Wisconsin Avenue
                                   Suite 1900
                                  P.O. Box 664
                         Milwaukee, Wisconsin 53202-0664
                            Telephone: (414) 271-7240
                           www.american-appraisal.com

    United States                                       International
    -------------                                       --------------
Atlanta      Milwaukee                                Brazil         Mexico
Boston       Minneapolis                              Canada         Morocco
Buffalo      New Orleans                              China          Philippines
Charlotte    New York                                 Croatia        Portugal
Chicago      Oak Lawn                                 Czech Republic Russia
Cincinnati   Philadelphia                             England        Spain
Dallas       Pittsburgh                               Germany        Taiwan
Denver       Princeton                                Greece         Thailand
Detroit      Schaumburg                               Hong Kong      Turkey
Houston      St. Louis                                Hungary        Venezuela
Irvine       San Francisco                            Italy
Jacksonville Seattle                                  Japan
Los Angeles


                        CONSENT OF INDEPENDENT APPRAISER
                        --------------------------------

     American Appraisal Associates, Inc. ("AAA") hereby consents to the incorporation by reference of its preliminary conclusions of value in Amendment No. 3 to Registration Statement No. 333-104270 of Fiserv, Inc. on Form S-3 ("Form S-3"). Specifically, AAA consents Fiserv's reference to the stated preliminary conclusions of value of $55.9 million for the intangible assets included in the preliminary purchase price allocation for the CNS acquisition, referenced in "Note 2. Acquisitions" of Fiserv's 2002 10K filing, which is incorporated by reference into Fiserv's Form S-3.


                                            AMERICAN APPRAISAL ASSOCIATES, INC.


                                            By  /s/ T. Michael Rathburn
                                              ----------------------------------
                                                    T. Michael Rathburn
                                                    Associate General Counsel


Milwaukee, Wisconsin
July 8, 2003